SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2000


                         SIMIONE CENTRAL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



   Delaware                     000-22162                        22-3209241
(State or other          (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)







        6600 Powers Ferry Road                                       30339
           Atlanta, Georgia                                       (Zip Code)
(Address of principal executive offices)






        Registrant's telephone number including area code (770) 644-6700





1218114v1

ITEM 5.  OTHER EVENTS.

     On March 29, 2000, Simione Central Holdings, Inc. ("Simione Central"), issued a press release regarding its Enterprise Application Partnership Licensing Agreement with Confer Software. On March 30, 2000, Simione Central issued a press release regarding its 1999 financial results. Simione Central hereby incorporates by reference herein the information set forth in its press releases dated March 29, 2000 and March 30, 2000, copies of which are annexed hereto as Exhibits 99.1 and 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements.

        Not Applicable.

        (b)     Pro Forma Financial Information.

        Not Applicable.

        (c)     Exhibits.

Exhibit
Number                        Description
--------                      ------------

99.1*                         Press Release dated March 29, 2000

99.2*                         Press Release dated March 30, 2000.

---------------------

*  Filed herewith.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SIMIONE CENTRAL HOLDINGS, INC.



Date:  March 30, 2000           By: /s/ George M. Hare
                                    ---------------------------------
                                    George M. Hare
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX




Exhibit Number           Description
--------------           ------------

99.1                     Press Release dated March 29, 2000

99.2                     Press Release dated March 30, 2000